                                                                   Exhibit 99.3


July 1, 2005

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention:  F. Allen Maulsby


         Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, among Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of July 1, 2005 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

         The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

         EFFECTIVE DATE OF RECONSTITUTION:  July 1, 2005

         CUT-OFF DATE:  July 1, 2005

         NEW OWNER: Wells Fargo Bank, National Association, as trustee for the Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17 Certificateholders

         MASTER SERVICER:  Aurora Loan Services LLC

         The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

         By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

         In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2006, the Servicer, at its own expense, will deliver to the Owner and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-17 (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor") or Wells Fargo Bank, National Association (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.



                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                         LEHMAN BROTHERS HOLDINGS INC., as Owner


                                         By:___________________________________
                                         Name: Ellen Kiernan
                                         Title: Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
as Servicer


By:_______________________________
Name: Cary Adams
Title: Senior Vice President

                                    EXHIBIT A

                              Assignment Agreement

                                    EXHIBIT B


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195


Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-17


Reference is made to the Transfer Notice, dated as of July 1, 2005 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to Wells Fargo Bank, National Association, as trustee (the "Trustee"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                   COLONIAL SAVINGS, F.A.

                                   Name:  ____________________________
                                   Title: ____________________________
                                   Date:  ____________________________

                                    EXHIBIT C

                               Servicing Agreement

                                   EXHIBIT D-1
                        FORM OF MONTHLY REMITTANCE ADVICE


FIELD NAME                          DESCRIPTION                                                FORMAT
----------                          -----------                                                ------
INVNUM                     INVESTOR LOAN NUMBER                                                Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                      Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                         Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                  Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL, REQUIRED,
                           .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                         Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                         DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                     Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                         Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                         DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                     Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                              Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE            Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                        Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                      Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                   DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                              Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                         DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                             Number seven decimals
                                                         Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                          Number seven decimals


                                     D-1-1


                                                         Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                            Number seven decimals
                                                         Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                              Number two decimals
                           .00 IF PAIDOFF




                                     D-1-2

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT


-----------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                         FORMAT                                                               DATA DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
% of MI coverage                   NUMBER(6,5)                                                          The percent of coverage
                                                                                                        provided by the PMI company
                                                                                                        in the event of loss on a
                                                                                                        defaulted loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim filed date         DATE(MM/DD/YYYY)                                                     Actual date that the claim
                                                                                                        was submitted to the PMI
                                                                                                        company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy start date       DATE(MM/DD/YYYY)                                                     Actual date that the
                                                                                                        bankruptcy petition is filed
                                                                                                        with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim amount filed       NUMBER(15,2)                                                         The amount of the claim that
                                                                                                        was filed by the servicer
                                                                                                        with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge date              DATE(MM/DD/YYYY)                                                     Actual date that the
                                                                                                        Discharge Order is entered
                                                                                                        in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date                    DATE(MM/DD/YYYY)                                                     Actual due date of the next
                                                                                                        outstanding payment amount
                                                                                                        due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction complete date      DATE(MM/DD/YYYY)                                                     Actual date that the
                                                                                                        eviction proceedings are
                                                                                                        completed by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction start date         DATE(MM/DD/YYYY)                                                     Actual date that the
                                                                                                        eviction proceedings are
                                                                                                        commenced by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first legal date            DATE(MM/DD/YYYY)                                                     Actual date that foreclosure
                                                                                                        counsel filed the first
                                                                                                        legal action as defined by
                                                                                                        state statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption end date         DATE(MM/DD/YYYY)                                                     Actual date that the
                                                                                                        foreclosure redemption
                                                                                                        period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter                 VARCHAR2(2)         7= Chapter 7 filed     11=  Chapter 11 filed     Chapter of bankruptcy filed.
                                                       12= Chapter 12 filed   13= Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag                    VARCHAR2(2)         Y=Active Bankruptcy    N=No Active Bankruptcy    Servicer defined indicator
                                                                                                        that identifies that the
                                                                                                        property is an asset in an
                                                                                                        active bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case Number             VARCHAR2(15)                                                         The court assigned case
                                                                                                        number of the bankruptcy
                                                                                                        filed by a party with
                                                                                                        interest in the property.
------------------------------------------------------------------------------------------------------------------------------------



                                     D-2-1


------------------------------------------------------------------------------------------------------------------------------------
MI claim amount paid               NUMBER(15,2)                                                         The amount paid to the
                                                                                                        servicer by the PMI company
                                                                                                        as a result of submitting an
                                                                                                        MI claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds received date       DATE(MM/DD/YYYY)                                                     Actual date that funds were
                                                                                                        received from the PMI
                                                                                                        company as a result of
                                                                                                        transmitting an MI claim.

------------------------------------------------------------------------------------------------------------------------------------
Current loan amount                NUMBER(10,2)                                                         Current unpaid principal
                                                                                                        balance of the loan as of
                                                                                                        the date of reporting to
                                                                                                        Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale scheduled             DATE(MM/DD/YYYY)                                                     Date that the foreclosure
                                                                                                        sale is scheduled to be
                                                                                                        held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/dismissal granted      DATE(MM/DD/YYYY)                                                     Actual date that the
                                                                                                        dismissal or relief from
                                                                                                        stay order is entered by the
                                                                                                        bankruptcy court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer accepted            DATE(MM/DD/YYYY)                                                     Actual date of acceptance
                                                                                                        of an REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer received            DATE(MM/DD/YYYY)                                                     Actual date of receipt of
                                                                                                        an REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value                  NUMBER(10,2)                                                         Value obtained typically
                                                                                                        from a BPO prior to
                                                                                                        foreclosure referral not
                                                                                                        related to loss mitigation
                                                                                                        activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value source           VARCHAR2(15)        BPO= Broker's Price    Appraisal=Appraisal       Name of vendor or
                                                       Opinion                                          management company that
                                                                                                        provided the delinquency
                                                                                                        valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value date             DATE(MM/DD/YYYY)                                                     Date that the delinquency
                                                                                                        valuation amount was
                                                                                                        completed by vendor or
                                                                                                        property management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag                   VARCHAR2(2)         Y= 90+ delinq.                                   Servicer defined indicator
                                                       N=Less than 90 days delinquent                   that identifies that the
                                                                                                        loan is delinquent but is
                                                                                                        not involved in loss
                                                                                                        mitigation, foreclosure,
                                                                                                        bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag                   VARCHAR2(2)         Y=Active foreclosure   N=No active foreclosure   Servicer defined indicator
                                                                                                        that identifies that the
                                                                                                        loan is involved in
                                                                                                        foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense balance          NUMBER(10,2)                                                         Total of all cumulative
                                                                                                        expenses advanced by the
                                                                                                        servicer for non-escrow
                                                                                                        expenses such as but not
                                                                                                        limited to: FC fees and
                                                                                                        costs, bankruptcy fees and
                                                                                                        costs, property preservation
                                                                                                        and property inspections.
------------------------------------------------------------------------------------------------------------------------------------



                                     D-2-2


-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure attorney         DATE(MM/DD/YYYY)                                                         Actual date that the loan
referral date                                                                                         was referred to local
                                                                                                      counsel to begin foreclosure
                                                                                                      proceedings.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation        NUMBER(15,2)                                                             Value obtained during the
amount                                                                                                foreclosure process. Usually
                                                                                                      as a result of a BPO and
                                                                                                      typically used to calculate
                                                                                                      the bid.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation        DATE(MM/DD/YYYY)                                                         Date that foreclosure
date                                                                                                  valuation amount was
                                                                                                      completed by vendor or
                                                                                                      property management company.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation        VARCHAR2(80)        BPO= Broker's Price   Appraisal=Appraisal            Name of vendor or management
source                                           Opinion                                              company that provided the
                                                                                                      foreclosure valuation
                                                                                                      amount.
-----------------------------------------------------------------------------------------------------------------------------------
FHA 27011A transmitted       DATE(MM/DD/YYYY)                                                         Actual date that the FHA
date                                                                                                  27011A claim was submitted
                                                                                                      to HUD.
-----------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B transmitted      DATE(MM/DD/YYYY)                                                         Actual date that the FHA
date                                                                                                  27011B claim was submitted
                                                                                                      to HUD.
-----------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case number      VARCHAR2(15)                                                             Number that is assigned
                                                                                                      individually to the loan by
                                                                                                      either HUD or VA at the time
                                                                                                      of origination. The number
                                                                                                      is located on the Loan
                                                                                                      Guarantee Certificate (LGC)
                                                                                                      or the Mortgage Insurance
                                                                                                      Certificate (MIC).
-----------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds             DATE(MM/DD/YYYY)                                                         Actual date that funds were
received date                                                                                         received from HUD as a
                                                                                                      result of transmitting the
                                                                                                      27011A claim.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure actual           DATE(MM/DD/YYYY)                                                         Actual date that the
sale date                                                                                             foreclosure sale was held.
-----------------------------------------------------------------------------------------------------------------------------------
Servicer loan number         VARCHAR2(15)                                                             Individual number that
                                                                                                      uniquely identifies loan as
                                                                                                      defined by servicer.
-----------------------------------------------------------------------------------------------------------------------------------
Loan type                    VARCHAR2(2)       1=FHA Residential        2=VA Residential              Type of loan being serviced
                                               3=Conventional w/o PMI   4=Commercial                  generally defined by the
                                               5=FHA Project            6=Conventional w/PMI          existence of certain types
                                               7=HUD 235/265            8=Daily Simple Interest Loan  of insurance. (ie: FHA, VA,
                                               9=Farm Loan              U=Unknown                     conventional insured,
                                               S=Sub prime                                            conventional uninsured, SBA,
                                                                                                      etc.)
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit approval            DATE(MM/DD/YYYY)                                                         The date determined that the
date                                                                                                  servicer and mortgagor agree
                                                                                                      to pursue a defined loss
                                                                                                      mitigation alternative.
-----------------------------------------------------------------------------------------------------------------------------------


                                     D-2-3


-----------------------------------------------------------------------------------------------------------------------------------
Loss mit flag                VARCHAR2(2)      Y= Active loss                  N=No active loss       Servicer defined indicator tha
                                                 mitigation                     mitigation           identifies that the loan is
                                                                                                     involved in completing a
                                                                                                     loss mitigation alternative.
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit removal date        DATE(MM/DD/YYYY)                                                        The date that the mortgagor
                                                                                                     is denied loss mitigation
                                                                                                     alternatives or the date
                                                                                                     that the loss mitigation
                                                                                                     alternative is completed
                                                                                                     resulting in a current or
                                                                                                     liquidated loan.
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit type                VARCHAR2(2)      L=Loss Mitigation               LT=Litigation pending  The defined loss mitigation
                                              NP=Pending non-performing sale  CH=Charge off          alternative identified on the
                                              DI=Deed in lieu                 FB=Forbearance plan    loss mit approval date.
                                              MO=Modification                 PC=Partial claim
                                              SH=Short sale                   VA=VArefunding
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit value               NUMBER(10,2)                                                            Value obtained typically
                                                                                                     from a BPO prior to
                                                                                                     foreclosure sale intended to
                                                                                                     aid in the completion of
                                                                                                     loss mitigation activity.
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit value date          DATE(MM/DD/YYYY)                                                        Name of vendor or management
                                                                                                     company that provided the
                                                                                                     loss mitigation valuation
                                                                                                     amount.
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit value source        VARCHAR2(15)     BPO= Broker's Price Opinion     Appraisal=Appraisal    Date that the lost
                                                                                                     mitigation valuation amount
                                                                                                     was completed by vendor or
                                                                                                     property management company.
-----------------------------------------------------------------------------------------------------------------------------------
MI certificate number        VARCHAR2(15)                                                            A number that is assigned
                                                                                                     individually to the loan by
                                                                                                     the PMI company at the time
                                                                                                     of origination. Similar to
                                                                                                     the VA LGC/FHA Case Number
                                                                                                     in purpose.
-----------------------------------------------------------------------------------------------------------------------------------
LPMI Cost                    NUMBER(7,7)                                                             The current premium paid to
                                                                                                     the PMI company for Lender
                                                                                                     Paid Mortgage Insurance.
-----------------------------------------------------------------------------------------------------------------------------------
Occupancy status             VARCHAR2(1)      O=Owner occupied                T=Tenant occupied      The most recent status of the
                                              U=Unknown                       V=Vacant               property regarding who if
                                                                                                     anyone is occupying the
                                                                                                     property. Typically a result
                                                                                                     of a routine property
                                                                                                     inspection.
-----------------------------------------------------------------------------------------------------------------------------------
First Vacancy date/          DATE(MM/DD/YYYY)                                                        The date that the most recent
Occupancy status date                                                                                occupancy status was
                                                                                                     determined. Typically the
                                                                                                     date of the most recent
                                                                                                     property inspection.
-----------------------------------------------------------------------------------------------------------------------------------
Original loan amount         NUMBER(10,2)                                                            Amount of the contractual
                                                                                                     obligations (ie: note and
                                                                                                     mortgage/deed of trust).
-----------------------------------------------------------------------------------------------------------------------------------



                                      D-2-4


------------------------------------------------------------------------------------------------------------------------------------
Original value amount         NUMBER(10,2)                                                              Appraised value of
                                                                                                        property as of origination
                                                                                                        typically determined
                                                                                                        through the appraisal
                                                                                                        process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date              DATE(MM/DD/YYYY)                                                          Date that the contractual
                                                                                                        obligations (ie: note and
                                                                                                        mortgage/deed of trust) of
                                                                                                        the mortgagor was
                                                                                                        executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds received     DATE(MM/DD/YYYY)                                                          Actual date that funds were
date                                                                                                    received from HUD as a
                                                                                                        result of transmitting the
                                                                                                        27011B claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due date        DATE(MM/DD/YYYY)                                                          The post petition due date
                                                                                                        of a loan involved in a
                                                                                                        chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property condition            VARCHAR2(2)      1= Excellent             2=Good                          Physical condition of the
                                               3=Average                4=Fair                          property as most recently
                                               5=Poor                   6=Very poor                     reported to the servicer by
                                                                                                        vendor or property
                                                                                                        management company.

------------------------------------------------------------------------------------------------------------------------------------
Property type                 VARCHAR2(2)      1=Single family          2=Town house                    Type of property secured by
                              3=Condo          4=Multifamily            5=Other                         mortgage such as: single
                              6=Prefabricated  B=Commercial             C=Land only                      family, 2-4 unit, etc.
                              7=Mobile home    U=Unknown                D=Farm
                              A=Church         P=PUD                    R=Row house
                              O=Co-op          M=Manufactured housing   24=2-4 family
                              CT=Condotel      MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for default            VARCHAR2(3) 001=Death of principal mtgr   02=Illness of principal mtgr    Cause of delinquency as
                                  003=Illness of mtgr's family member                                   identified by mortgagor.
                                  004=Death of mtgr's family member     005=Marital difficulties
                                  006=Curtailment of income             007=Excessive obligations
                                  008=Abandonment of property           009=Distant employee transfer
                                  011=Property problem                  012=Inability to sell property
                                  013=Inability to rent property        014=Military service
                                  015=Other                             016=Unemployment
                                  017=Business failure                  019=Casualty loss
                                  022=Energy-Environment costs          023= Servicing problems
                                  026= Payment adjustment               027=Payment dispute
                                  029=Transfer ownership pending        030=Fraud
                                  031=Unable to contact borrower        INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired value            NUMBER(10,2)                                                              The projected value of the
                                                                                                        property that is adjusted
                                                                                                        from the "as is" value
                                                                                                        assuming necessary repairs
                                                                                                        have been made to the
                                                                                                        property as determined by
                                                                                                        the vendor/property
                                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------



                                     D-2-5


----------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment        NUMBER(15,2)                                                           The most recent listing/
amount                                                                                                  pricing amount as updated
                                                                                                        by the servicer for REO
                                                                                                        properties.
----------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment        DATE(MM/DD/YYYY)                                                       The most recent date that
amount                                                                                                  the servicer advised the
                                                                                                        agent to make an
                                                                                                        adjustment to the REO
                                                                                                        listing price
----------------------------------------------------------------------------------------------------------------------------------
REO value (as is)                NUMBER(10,2)                                                           The value of the property
                                                                                                        without making any
                                                                                                        repairs as determined by
                                                                                                        the vendor/property
                                                                                                        management company.
----------------------------------------------------------------------------------------------------------------------------------
REO actual closing date          DATE(MM/DD/YYYY)                                                       The actual date that the
                                                                                                        sale of the REO property
                                                                                                        closed escrow.
----------------------------------------------------------------------------------------------------------------------------------
REO flag                         VARCHAR2(7)       Y=Active REO                    N=No active REO      Servicer defined
                                                                                                        indicator that identifies
                                                                                                        that the property is now
                                                                                                        Real Estate Owned.
----------------------------------------------------------------------------------------------------------------------------------
REO original list date           DATE(MM/DD/YYYY)                                                       The initial/first date
                                                                                                        that the property was
                                                                                                        listed with an agent as
                                                                                                        an REO.
----------------------------------------------------------------------------------------------------------------------------------
REO original list price          NUMBER(15,2)                                                           The initial/first price
                                                                                                        that was used to list the
                                                                                                        property with an agent as
                                                                                                        an REO.
----------------------------------------------------------------------------------------------------------------------------------
REO net sales proceeds           NUMBER(10,2)                                                           The actual REO sales
                                                                                                        price less closing costs
                                                                                                        paid. The net sales
                                                                                                        proceeds are identified
                                                                                                        within the HUD1
                                                                                                        settlement statement.
----------------------------------------------------------------------------------------------------------------------------------
REO sales price                  NUMBER(10,2)                                                           Actual sales price agreed
                                                                                                        upon by both the
                                                                                                        purchaser and servicer as
                                                                                                        documented on the HUD1
                                                                                                        settlement statement.
----------------------------------------------------------------------------------------------------------------------------------
REO scheduled close date         DATE(MM/DD/YYYY)                                                       The date that the sale of
                                                                                                        the REO property is
                                                                                                        scheduled to close
                                                                                                        escrow.
----------------------------------------------------------------------------------------------------------------------------------
REO value date                   DATE(MM/DD/YYYY)                                                       Date that the vendor or
                                                                                                        management company
                                                                                                        completed the valuation
                                                                                                        of the property resulting
                                                                                                        in the REO value (as is).
----------------------------------------------------------------------------------------------------------------------------------
REO value source                 VARCHAR2(15)      BPO= Broker's Price Opinion     Appraisal=Appraisal  Name of vendor or
                                                                                                        management company that
                                                                                                        provided the REO value
                                                                                                        (as is).
----------------------------------------------------------------------------------------------------------------------------------
Repay first due date             DATE(MM/DD/YYYY)                                                       The due date of the first
                                                                                                        scheduled payment due
                                                                                                        under a forbearance or
                                                                                                        repayment plan agreed to
                                                                                                        by both the mortgagor and
                                                                                                        servicer.
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Repay next due date              DATE(MM/DD/YYYY)                                                       The due date of the next
                                                                                                        outstanding payment due
                                                                                                        under a forbearance or
                                                                                                        repayment plan agreed to
                                                                                                        by both the mortgagor and
                                                                                                        servicer.
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

                                     D-2-6



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Repay plan broken/reinstated/closed date           DATE(MM/DD/YYYY)           The servicer defined date upon which the servicer
                                                                              considers that the plan is no longer in effect as
                                                                              a result of plan completion or mortgagor's failure
                                                                              to remit payments as scheduled.
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Repay plan created date                            DATE(MM/DD/YYYY)           The date that both the mortgagor and servicer
                                                                              agree to the terms of a forbearance or repayment
                                                                              plan.
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SBO loan number                                    NUMBER(9)                  Individual number that uniquely identifies loan as
                                                                              defined by Aurora Master Servicing.
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Escrow balance/advance balance                     NUMBER(10,2)               The positive or negative account balance that is
                                                                              dedicated to payment of hazard insurance, property
                                                                              taxes, MI, etc. (escrow items only)
-----------------------------------------------------------------------------------------------------------------------------------
Title approval letter received date                DATE(MM/DD/YYYY)           The actual date that the title approval was
                                                                              received as set forth in the HUD title approval
                                                                              letter.
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Title package HUD/VA date                          DATE(MM/DD/YYYY)           The actual date that the title package was
                                                                              submitted to either HUD or VA.
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VA claim funds received date                       DATE(MM/DD/YYYY)           The actual date that funds were received by the
                                                                              servicer from the VA for the expense claim
                                                                              submitted by the servicer.
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VA claim submitted date                            DATE(MM/DD/YYYY)           The actual date that the expense claim was
                                                                              submitted by the servicer to the VA.
-----------------------------------------------------------------------------------------------------------------------------------
VA first funds received amount                     NUMBER(15,2)               The amount of funds received by the servicer from
                                                                              VA as a result of the specified bid.
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VA first funds received date                       DATE(MM/DD/YYYY)           The date that the funds from the specified bid
                                                                              were received by the servicer from the VA.
-----------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted date                              DATE(MM/DD/YYYY)           Actual date that the Notice of Election to Convey
                                                                              was submitted to the VA.
-----------------------------------------------------------------------------------------------------------------------------------
Zip Code                                           VARCHAR2(5)                US postal zip code that corresponds to property
                                                                              location.
-----------------------------------------------------------------------------------------------------------------------------------


                                     D-2-7


----------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency      VARCHAR2(3)             09=Forbearance            17=Preforeclosure sale           The code that is
status code           24=Drug seizure         26=Refinance              27=Assumption                    electronically reported
                      28=Modification         29=Charge-off             30=Third-party sale              to FNMA by the servicer
                      31=Probate              32=Military indulgence    43=Foreclosure                   that reflects the
                      44=Deed-in-lieu         49=Assignment             61=Second lien considerations    current defaulted status
                      62=VA no-bid            63=VA Refund              64=VA Buydown                    of a loan. (ie: 65, 67,
                      65=Ch. 7 bankruptcy     66=Ch. 11 bankruptcy      67=Ch. 13 bankruptcy             43 or 44)
----------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency      VARCHAR2(3)   001=Death of principal mtgr   002=Illness of principal mtgr          The code that is
reason code           003=Illness of mtgr's family member   004=Death of mtgr's family member            electronically reported
                      005=Marital difficulties              006=Curtailment of income                    to FNMA by the servicer
                      007=Excessive obligations             008=Abandonment of property                  that describes the
                      009=Distant employee transfer         011=Property problem                         circumstance that
                      012=Inability to sell property        013=Inability to rent property               appears to be the
                      014=Military service                  015=Other                                    primary contributing
                      016=Unemployment                      017=Business failure                         factor to the
                      019=Casualty loss                     022=Energy-Environment costs                 delinquency.
                      023= Servicing problems               026= Payment adjustment
                      027=Payment dispute                   029=Transfer ownership pending
                      030=Fraud                             031=Unable to contact borrower
                      INC=Incarceration
----------------------------------------------------------------------------------------------------------------------------------
Suspense balance      NUMBER(10,2)                                                                       Money submitted to the
                                                                                                         servicer, credited to
                                                                                                         the mortgagor's account
                                                                                                         but not allocated to
                                                                                                         principal, interest,
                                                                                                         escrow, etc.
----------------------------------------------------------------------------------------------------------------------------------
Restricted escrow     NUMBER(10,2)                                                                       Money held in escrow by
balance                                                                                                  the mortgage company
                                                                                                         through completion of
                                                                                                         repairs to property.
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Investor number       NUMBER (10,2)                                                                      Unique number assigned
                                                                                                         to a group of loans in
                                                                                                         the servicing system.

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

                                     D-2-8